UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024

SUTRO BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38662	47-0926186
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Oyster Point Blvd.

South San Francisco, California, 94080

(Address of principal executive offices) (Zip Code)

(650) 881-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	STRO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on April 2, 2021, Sutro Biopharma, Inc. (the “Company”) entered into an Open Market Sale AgreementSM (the “Sales Agreement”), with Jefferies LLC, acting as sales agent (the “Sales Agent”), dated April 2, 2021, pursuant to which the Company may offer and sell, from time to time through the Sales Agent, shares of its common stock, par value $0.001 per share (the “Shares”).

To date, the offer and sale of the Shares in the aggregate amount of $70,725,847.70 have been made pursuant to a shelf registration statement on Form S-3, as amended (File No. 333-255014), including the related Sales Agreement prospectus (the “2021 Form S-3 Shelf Registration Statement”), that expires on April 2, 2024.

Further, on November 13, 2023, the Company filed a Registration Statement on Form S-3 (File No. 333-275525) with the SEC which was declared effective on November 21, 2023 (the “2023 Form S-3 Shelf Registration Statement”). On February 9, 2024, the Company filed a prospectus supplement (the “prospectus supplement”) to the 2023 Form S-3 Shelf Registration Statement pursuant to Rule 424(b) under the Securities Act of 1933, as amended, to increase the aggregate dollar amount of Shares available to be sold from to time pursuant to the Sales Agreement by $100,000,000 from and including the date hereof. As of the date hereof, the Company may offer up to $29,274,152.30 Shares pursuant to the 2021 Form S-3 Shelf Registration Statement and up to $100,000,000 pursuant to the prospectus supplement

This Current report on Form 8-K includes an opinion related to the Shares that may be sold pursuant to the prospectus supplement.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The opinion of the Company’s counsel regarding the validity of the Shares that will be issued pursuant to the Sales Agreement is also filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Open Market Sale AgreementSM, dated April 2, 2021, by and between Sutro Biopharma, Inc. and Jefferies LLC.

5.1	Opinion of Fenwick & West LLP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutro Biopharma, Inc.

Date: February 9, 2024	By:	/s/ Edward Albini
Edward Albini Chief Financial Officer